Exhibit 99.1

[LOGO] US GOLD NYSE Alternext TSX UXG 23% Chairman / CEO Ownership

Gold is Money

Nevada - Great Gold Address Midas Meikle Betze-Post Deep Post Carlin Gold Quarry Emigrant Rain Phoeni Hilltop Gold Acres Pipe Cortez Hills ET Blue 65MM oz. 180MM oz. Gold Acres Cotez Hills Ruby Hill/Archmedes Gold Mines/Deposits 1 10 miles Las Vegas Reno NEVADA Elko CORTEZ TREND CARLIN TREND

UXG's 2 Big Assets Nevada, 170 sq. miles next to 39 Million oz Gold Mexico, Exciting New High Grade Silver / Gold Discovery

Building Our Nevada Base 1.4 2.3 Million oz Gold

Tonkin 2008 Resource Nevada Measured & Indicated 1.45 MM oz (+14%) Inferred 0.31 MM oz (+103%) 0 0.5 1 Miles 0 0.5 1 Km Barrick US Gold 0 4 Miles 0 6 Km Newmont 2008 NI 43-101 * Canadian Resource NI 43-101 Ore Reserve Engineering (May 08)

Gold Bar 2008 Resource - Nevada Indicated 0.45 MM oz Inferred 0.09 MM oz 0 150 300 Meters 0 500 1,000 Feet N Barrick US Gold Newmont 2008 NI 43-101 Canadian Resource NI 43-101 Ore Reserve Engineering (May 08)

United States Agnico-Eagle 2.5 MM oz Alamos 1.5 MM oz Minefinders 4.5 MM oz Gammon Gold 5.6 MM oz Goldcorp 1.9 MM oz US*Gold [LOGO] 0.8 MM oz Pacific Ocean Goldcorp 20 MM oz Mexico

Magistral Distract 700,000 acres Durango Pacific Ocean Sinaloa Chihuahua Durango El Chapotillo Texcalama El Gallo Magistral Palmarito Palmarito II Legend US Gold Property US Gold Property Pending Advance Exploration Early Exploration 0 5 10 Km 0 2.5 5 Miles

El Gallo: New Discovery Magistral 540,000 Au oz Palmarito: 11.8MM Ag Upside 700,000 Acres

Magistral High Grade Zone
Cross Sectional View
200 ft
400 ft
0.14opt Au/165 ft
0.21opt Au/133 ft
0.10opt Au/60 ft
0.09opt Au/104 ft
0.10opt Au/72 ft
0.20opt Au/49 ft
0
400
800
Feet
0
100
200
Meters

El Gallo New Results [Mar 2, 2009] BIG GRADES! 32 opt Ag / 104 ft inc. 305 opt Ag / 4 ft

Hole Number Grade Silver (gpt) Grade Gold (gpt) Length GAX001 116  1.5 And 104  1 And 340.7 2.8 6.1 Including 669.0 14.3 0.9 GAX002 149  1.5 And 184  2 And 607.9  5.4 Including 1260.0  0.7 And 585  1.8 GAX003 354.6  23.8 Including 1250.0  2.0 Including 1148.2 1.2 1.7 And 179.5 4.3 And 139.5  2.0 GAX004 183.2  14.4 Including 1130.0  1.1 GAX005 227.2  4.4 Including 718.4  1.1

Hole Number Grade Silver (gpt) Grade Gold (gpt) Length GAX006 GAX007 GAX008 And And And GAX009 GAX010 Including Including And And And Weighted Avg Grade (gpt) Weighted Avg Width (m) 171.5 Pending 370.5 1,593.20 595 161.9 Pending 1,082.40 6,046.1 10,461.0 166.6 195.6 463.2 494 7.1 32.80 20.3 10.5 4.9 2.2 2.1 31.7 4.6 1.2 5.4 2.1 1.5

Core Hole Locations Legend Mineralization Core Hole Location Drill Hole Trace GAX001 = Drill Hole # 211900 212100 212300 2843400 2843200 GAX004 GAX008 GAX001 GAX003 GAX010 GAX005 GAX002 0 50 100 Meters N 0 150 300 Feet 211900 212100 212300

El Gallo - Big Growth Potential Plan [Aerial]View 212100 212300 Silver Mineralization Gold Mineralization Drill Targets Cross Section Next Slide 2843400 2843400 2843200 2843200 211900 212100 212300 0 50 100 Meters 0 150 300 Meters

El Gallo Cross Section GAX001 GAX002 Legend Core Hole Conventional Rotary Hole Vertical Vein #1 Vertical Vein #2 Shallow Dipping North Vein 0 50 100 Feet 0 10 20 Meters

El Gallo - High Grade Results [Feb 12.09] Cross Sectional View 150 ft - 341 gpt Ag, 2.8 gpt Au/6.1m 250 ft - 350 ft - 608 gpt Ag/5.4m 355 gpt Ag/23.8m & 585 gpt Ag/ 1.8m Silver Mineralization Gold Mineralization Drill Targets 0 50 100 Feet 0 50 100 Meters

El Gallo - High Grade Results [Mar 2.09] Cross Sectional View Silver Mineralization Gold Mineralization Drill Targets 0 150 300 Feet 0 50 100 Meters

150 ft

250 ft

350 ft

1,082 gpt Ag/31.7m inc. 10,461 gpt Ag/1.2m

1,593 gpt Ag, 33 gpt Au/4.9m

Exploration Model Goldcorp's San Dimas Mine ELEV. 0 m 250 m 500 m 1000m SURFACE ARGILLIC ALTERATION STOCKWORK BONANZA ORE SHOOTS LOWER ZONE NO ORE TRACE ELEMENT ZONATION As Sb Au Ag-Au Pb Zn Cu

El Gallo Soil Survey 0 50 100 Meters 0 200 400 Feet Silver in Soils High Soil Assay

200000 204000 208000 212000 2856000 2852000 2848000 284000 El Chapotillo (Gold/Silver Prospect) Texcalama (Gold Prospect) Legend Road Advance Exploration Early Exploration 0 1.5 3 Km 0 1 2 Miles El Gallo (Gold/Silver Discovery)

Looking to Accelerate Exploration

[LOGO] 96 Million Shares UXG NYSE.A - $2.05* / Share Avg. Daily Vol**: 922,000 TSX - $2.68* / Share 7 Million Warrants UXG.WT *As of Mar 5, 2009 **3 month avg. daily volume

UXG Market Cap. US $198 Million CDN $259 Million No Debt Cash US $15.8 Million* Rob Owns 23% *Sept 30, 2008